UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21735

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

June 30, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund (ETV)

Semiannual Report

June 30, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1108 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report June 30, 2015

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

Table of Contents

Performance	2

Fund Profile	2

Fund Snapshot	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	18

Board of Trustees’ Contract Approval	19

Officers and Trustees	22

Important Notices	23

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Performance1

Portfolio Managers Michael A. Allison, CFA and Thomas C. Seto

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	06/30/2005	5.47%	9.28%	14.32%	8.95%
Fund at Market Price	—	10.28	9.94	13.36	8.17
S&P 500 Index	—	1.23%	7.42%	17.33%	7.89%
NASDAQ–100 Index	—	4.42	15.58	21.80	12.36
CBOE S&P 500 BuyWrite Index	—	3.67	3.64	9.98	5.06
CBOE NASDAQ–100 BuyWrite Index	—	1.90	2.02	8.95	4.01

% Premium/Discount to NAV[2]
					–0.94%

Distributions[3]
Total Distributions per share for the period					$0.665
Distribution Rate at NAV					8.88%
Distribution Rate at Market Price					8.97%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Apple, Inc.	8.9%
Microsoft Corp.	4.8
Amazon.com, Inc.	3.0
Gilead Sciences, Inc.	2.7
Comcast Corp., Class A	2.3
Google, Inc., Class A	2.3
Google, Inc., Class C	2.2
Facebook, Inc., Class A	2.0
Intel Corp.	1.8
Cisco Systems, Inc.	1.8
Total	31.8%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Fund Snapshot

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmarks[1]	S&P 500 Index

NASDAQ-100 Index

Morningstar Category	Large Growth

Distribution Frequency	Monthly

Common Stock Portfolio

Positions Held	204

% US / Non-US	99.4/0.6

Average Market Cap	$178.9 Billion

Call Options Written

% of Stock Portfolio	94%

Average Days to Expiration	13 days

% Out of the Money	3.3%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For an index call option, the buyer has the right to receive from the seller (or writer) a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Endnotes and Additional Disclosures

[1]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ–100 Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ–100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year- end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

   Important Notice to Shareholders

Effective June 30, 2015, the Fund is managed by Michael A. Allison, CFA and Thomas C. Seto.

4

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Portfolio of Investments (Unaudited)

Common Stocks — 99.9%

Security	Shares	Value

Aerospace & Defense — 1.8%
Boeing Co. (The)	17,122	$2,375,164
Honeywell International, Inc.	64,422	6,569,111
Northrop Grumman Corp.	25,030	3,970,509
Rockwell Collins, Inc.	42,746	3,947,593
Textron, Inc.	15,478	690,783

		$17,553,160

Air Freight & Logistics — 0.1%
C.H. Robinson Worldwide, Inc.	17,000	$1,060,630

		$1,060,630

Airlines — 0.3%
Delta Air Lines, Inc.	34,000	$1,396,720
Southwest Airlines Co.	52,956	1,752,314

		$3,149,034

Auto Components — 0.6%
Dana Holding Corp.	77,289	$1,590,608
Goodyear Tire & Rubber Co. (The)	19,777	596,276
Johnson Controls, Inc.	69,723	3,453,380

		$5,640,264

Automobiles — 0.4%
Ford Motor Co.	41,101	$616,926
General Motors Co.	20,000	666,600
Tesla Motors, Inc.(1)	9,266	2,485,697

		$3,769,223

Banks — 3.8%
Bank of America Corp.	191,986	$3,267,602
BankUnited, Inc.	11,449	411,363
Citigroup, Inc.	40,000	2,209,600
Fifth Third Bancorp	100,126	2,084,623
Huntington Bancshares, Inc.	179,679	2,032,169
JPMorgan Chase & Co.	132,867	9,003,068
KeyCorp	38,413	576,963
Regions Financial Corp.	643,924	6,671,053
SunTrust Banks, Inc.	49,905	2,146,913
Wells Fargo & Co.	131,947	7,420,699

		$35,824,053

Beverages — 1.3%
Coca-Cola Co. (The)	153,082	$6,005,407

Security	Shares	Value

Beverages (continued)
Coca-Cola Enterprises, Inc.	21,105	$916,801
PepsiCo, Inc.	60,609	5,657,244

		$12,579,452

Biotechnology — 7.2%
Amgen, Inc.	61,770	$9,482,930
Biogen, Inc.(1)	35,831	14,473,574
BioMarin Pharmaceutical, Inc.(1)	16,822	2,300,913
Celgene Corp.(1)	142,582	16,501,728
Gilead Sciences, Inc.	221,061	25,881,822

		$68,640,967

Building Products — 0.1%
Allegion PLC	10,516	$632,432

		$632,432

Capital Markets — 1.8%
E*TRADE Financial Corp.(1)	20,741	$621,193
Franklin Resources, Inc.	50,559	2,478,908
Goldman Sachs Group, Inc. (The)	19,203	4,009,394
Invesco, Ltd.	78,614	2,947,239
Morgan Stanley	53,096	2,059,594
State Street Corp.	43,478	3,347,806
T. Rowe Price Group, Inc.	23,664	1,839,402

		$17,303,536

Chemicals — 1.6%
Air Products and Chemicals, Inc.	13,083	$1,790,147
Celanese Corp., Series A	10,077	724,335
E.I. du Pont de Nemours & Co.	47,601	3,044,084
LyondellBasell Industries NV, Class A	10,000	1,035,200
PPG Industries, Inc.	74,100	8,500,752

		$15,094,518

Commercial Services & Supplies — 0.1%
Waste Management, Inc.	16,835	$780,302

		$780,302

Communications Equipment — 3.7%
Brocade Communications Systems, Inc.	198,573	$2,359,047
Cisco Systems, Inc.	618,078	16,972,422
Harris Corp.	6,224	478,688
QUALCOMM, Inc.	243,978	15,280,342

		$35,090,499

5	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Consumer Finance — 1.1%
American Express Co.	50,565	$3,929,912
Capital One Financial Corp.	10,757	946,293
Discover Financial Services	102,596	5,911,582

		$10,787,787

Containers & Packaging — 0.3%
MeadWestvaco Corp.	56,858	$2,683,129

		$2,683,129

Distributors — 0.2%
Genuine Parts Co.	19,047	$1,705,278

		$1,705,278

Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(1)	19,434	$2,645,162
CME Group, Inc.	12,294	1,144,080
Leucadia National Corp.	37,184	902,827
McGraw Hill Financial, Inc.	37,507	3,767,578
Moody’s Corp.	45,252	4,885,406

		$13,345,053

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	163,438	$5,805,318
Frontier Communications Corp.	154,158	763,082
Verizon Communications, Inc.	149,422	6,964,559

		$13,532,959

Electric Utilities — 0.5%
American Electric Power Co., Inc.	16,075	$851,493
Edison International	62,309	3,463,134
NextEra Energy, Inc.	8,000	784,240

		$5,098,867

Electrical Equipment — 0.1%
Emerson Electric Co.	24,158	$1,339,078

		$1,339,078

Electronic Equipment, Instruments & Components — 0.0%(2)
Knowles Corp.(1)	16,848	$304,949

		$304,949

Energy Equipment & Services — 1.0%
Halliburton Co.	98,584	$4,246,013

Security	Shares	Value

Energy Equipment & Services (continued)
Schlumberger, Ltd.	62,574	$5,393,253

		$9,639,266

Food & Staples Retailing — 1.9%
CVS Health Corp.	88,422	$9,273,699
Kroger Co. (The)	37,587	2,725,434
Walgreens Boots Alliance, Inc.	70,000	5,910,800

		$17,909,933

Food Products — 2.0%
ConAgra Foods, Inc.	48,260	$2,109,927
Hershey Co. (The)	11,826	1,050,503
Hormel Foods Corp.	10,580	596,395
Kraft Foods Group, Inc.	49,708	4,232,139
Mondelez International, Inc., Class A	265,000	10,902,100

		$18,891,064

Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	91,000	$4,466,280
Baxter International, Inc.	46,730	3,267,829
Edwards Lifesciences Corp.(1)	11,063	1,575,703
Intuitive Surgical, Inc.(1)	12,611	6,110,029
Medtronic PLC	12,665	938,477
Stryker Corp.	33,820	3,232,177

		$19,590,495

Health Care Providers & Services — 2.3%
Cigna Corp.	36,534	$5,918,508
DaVita HealthCare Partners, Inc.(1)	14,550	1,156,288
Express Scripts Holding Co.(1)	39,350	3,499,789
LifePoint Hospitals, Inc.(1)	29,979	2,606,674
McKesson Corp.	7,813	1,756,441
Tenet Healthcare Corp.	26,082	1,509,626
UnitedHealth Group, Inc.	46,743	5,702,646

		$22,149,972

Hotels, Restaurants & Leisure — 2.1%
Marriott International, Inc., Class A	92,128	$6,853,402
McDonald’s Corp.	47,626	4,527,804
Starwood Hotels & Resorts Worldwide, Inc.	23,177	1,879,423
Yum! Brands, Inc.	72,349	6,517,198

		$19,777,827

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Household Durables — 0.2%
Whirlpool Corp.	8,566	$1,482,346

		$1,482,346

Household Products — 0.9%
Clorox Co. (The)	39,829	$4,143,012
Colgate-Palmolive Co.	31,592	2,066,433
Procter & Gamble Co. (The)	25,092	1,963,198

		$8,172,643

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	103,235	$1,368,896

		$1,368,896

Industrial Conglomerates — 0.9%
3M Co.	11,474	$1,770,438
General Electric Co.	241,040	6,404,433

		$8,174,871

Insurance — 1.4%
ACE, Ltd.	35,393	$3,598,760
Aflac, Inc.	17,703	1,101,127
Aon PLC	4,957	494,114
Genworth Financial, Inc., Class A(1)	87,291	660,793
Marsh & McLennan Cos., Inc.	15,767	893,989
Travelers Companies, Inc. (The)	43,848	4,238,348
Unum Group	70,698	2,527,453

		$13,514,584

Internet & Catalog Retail — 3.4%
Amazon.com, Inc.(1)	65,202	$28,303,536
Netflix, Inc.(1)	5,000	3,284,700
Shutterfly, Inc.(1)	17,478	835,623

		$32,423,859

Internet Software & Services — 8.0%
eBay, Inc.(1)	129,341	$7,791,502
Facebook, Inc., Class A(1)	221,414	18,989,572
Google, Inc., Class A(1)	40,752	22,007,710
Google, Inc., Class C(1)	39,600	20,612,196
LinkedIn Corp., Class A(1)	4,433	915,991
VeriSign, Inc.(1)	94,613	5,839,514

		$76,156,485

Security	Shares	Value

IT Services — 2.9%
Alliance Data Systems Corp.(1)	7,945	$2,319,463
Cognizant Technology Solutions Corp., Class A(1)	143,537	8,768,675
Fidelity National Information Services, Inc.	79,262	4,898,392
International Business Machines Corp.	21,832	3,551,193
MasterCard, Inc., Class A	38,080	3,559,718
Visa, Inc., Class A	63,696	4,277,187

		$27,374,628

Life Sciences Tools & Services — 0.1%
PerkinElmer, Inc.	23,065	$1,214,142

		$1,214,142

Machinery — 1.4%
Caterpillar, Inc.	11,120	$943,198
Dover Corp.	32,893	2,308,431
Ingersoll-Rand PLC	31,550	2,127,101
Joy Global, Inc.	15,722	569,136
Parker-Hannifin Corp.	16,214	1,886,175
Stanley Black & Decker, Inc.	51,390	5,408,284

		$13,242,325

Marine — 0.1%
Kirby Corp.(1)	17,666	$1,354,276

		$1,354,276

Media — 4.9%
Cablevision Systems Corp.	27,056	$647,721
CBS Corp., Class B	88,076	4,888,218
Comcast Corp., Class A	371,923	22,367,449
DIRECTV(1)	38,000	3,526,020
Time Warner, Inc.	17,000	1,485,970
Walt Disney Co. (The)	123,163	14,057,825

		$46,973,203

Metals & Mining — 0.2%
Newmont Mining Corp.	20,961	$489,649
Nucor Corp.	23,005	1,013,830

		$1,503,479

Multi-Utilities — 0.9%
CMS Energy Corp.	217,119	$6,913,069
Public Service Enterprise Group, Inc.	43,527	1,709,741

		$8,622,810

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Multiline Retail — 1.3%
Macy’s, Inc.	81,687	$5,511,422
Nordstrom, Inc.	28,152	2,097,324
Target Corp.	54,516	4,450,141

		$12,058,887

Oil, Gas & Consumable Fuels — 3.7%
Chevron Corp.	66,225	$6,388,726
ConocoPhillips	60,716	3,728,569
EOG Resources, Inc.	32,900	2,880,395
Exxon Mobil Corp.	119,578	9,948,890
Hess Corp.	28,844	1,929,087
Occidental Petroleum Corp.	34,959	2,718,761
Phillips 66	57,101	4,600,056
Spectra Energy Corp.	16,118	525,447
Williams Cos., Inc. (The)	48,359	2,775,323

		$35,495,254

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	72,774	$6,306,595

		$6,306,595

Pharmaceuticals — 3.6%
AbbVie, Inc.	11,165	$750,176
Allergan PLC	2,267	687,944
Bristol-Myers Squibb Co.	106,404	7,080,122
Eli Lilly & Co.	12,046	1,005,721
Johnson & Johnson	59,777	5,825,866
Mallinckrodt PLC(1)	3,225	379,647
Merck & Co., Inc.	158,250	9,009,173
Pfizer, Inc.	292,162	9,796,192

		$34,534,841

Professional Services — 0.5%
Equifax, Inc.	15,738	$1,528,003
Nielsen NV	8,843	395,901
Robert Half International, Inc.	51,102	2,836,161

		$4,760,065

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	17,730	$1,654,032
Apartment Investment & Management Co., Class A	35,696	1,318,253
Crown Castle International Corp.	7,507	602,812
Host Hotels & Resorts, Inc.	28,981	574,693
Simon Property Group, Inc.	38,580	6,675,112

		$10,824,902

Security	Shares	Value

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	24,669	$912,753

		$912,753

Road & Rail — 0.8%
CSX Corp.	34,587	$1,129,265
Kansas City Southern	4,645	423,624
Norfolk Southern Corp.	10,785	942,178
Ryder System, Inc.	12,392	1,082,689
Union Pacific Corp.	37,756	3,600,790

		$7,178,546

Semiconductors & Semiconductor Equipment — 4.7%
Analog Devices, Inc.	56,522	$3,627,865
ASML Holding NV - NY Shares	16,394	1,707,107
Cypress Semiconductor Corp.(1)	245,589	2,888,127
Intel Corp.	560,441	17,045,813
Microchip Technology, Inc.	30,000	1,422,750
NXP Semiconductors NV(1)	42,233	4,147,281
ON Semiconductor Corp.(1)	149,333	1,745,703
SunEdison, Inc.(1)	41,136	1,230,378
Tessera Technologies, Inc.	28,424	1,079,543
Texas Instruments, Inc.	199,048	10,252,962

		$45,147,529

Software — 6.1%
Microsoft Corp.	1,029,881	$45,469,246
Oracle Corp.	259,569	10,460,631
Red Hat, Inc.(1)	28,914	2,195,440
TiVo, Inc.(1)	42,923	435,239

		$58,560,556

Specialty Retail — 1.6%
Advance Auto Parts, Inc.	26,636	$4,242,848
Best Buy Co., Inc.	28,506	929,581
Gap, Inc. (The)	35,268	1,346,180
Home Depot, Inc. (The)	58,008	6,446,429
Tiffany & Co.	28,579	2,623,552

		$15,588,590

Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	675,404	$84,712,547
Hewlett-Packard Co.	10,000	300,100

		$85,012,647

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	73,632	$7,953,729

		$7,953,729

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	99,397	$982,042

		$982,042

Tobacco — 0.9%
Altria Group, Inc.	27,194	$1,330,059
Philip Morris International, Inc.	87,820	7,040,529
Reynolds American, Inc.	5,218	389,576

		$8,760,164

Trading Companies & Distributors — 0.4%
Fastenal Co.	79,244	$3,342,512

		$3,342,512

Total Common Stocks — 99.9% (identified cost $371,646,582)		$952,871,886

Call Options Written — (0.1)%

Description	Number of Contracts	Strike Price	Expiration Date	Value
NASDAQ 100 Index	200	$4,520	7/2/15	$(5,500)
NASDAQ 100 Index	200	4,530	7/10/15	(130,000)
NASDAQ 100 Index	210	4,575	7/17/15	(113,400)
NASDAQ 100 Index	200	4,575	7/24/15	(192,000)
S&P 500 Index	680	2,125	7/2/15	(10,200)
S&P 500 Index	650	2,130	7/10/15	(82,875)
S&P 500 Index	645	2,145	7/17/15	(77,400)
S&P 500 Index	630	2,135	7/24/15	(211,050)

Total Call Options Written (premiums received $5,705,006)				$(822,425)

Other Assets, Less Liabilities — 0.2%				$1,957,776

Net Assets — 100.0%				$954,007,237

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Statement of Assets and Liabilities (Unaudited)

Assets	June 30, 2015
Investments, at value (identified cost, $371,646,582)	$952,871,886
Cash	3,601,852
Dividends receivable	848,597
Tax reclaims receivable	874
Total assets	$957,323,209

Liabilities
Written options outstanding, at value (premiums received, $5,705,006)	$822,425
Payable for investments purchased	1,600,004
Payable to affiliates:
Investment adviser fee	796,973
Trustees’ fees	11,538
Accrued expenses	85,032
Total liabilities	$3,315,972
Net Assets	$954,007,237

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 63,731,892 shares issued and outstanding	$637,319
Additional paid-in capital	377,571,068
Accumulated net realized gain	28,777,242
Accumulated distributions in excess of net investment income	(39,086,276)
Net unrealized appreciation	586,107,884
Net Assets	$954,007,237

Net Asset Value
($954,007,237 ÷ 63,731,892 common shares issued and outstanding)	$14.97

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Statement of Operations (Unaudited)

Investment Income	Six Months Ended June 30, 2015
Dividends (net of foreign taxes, $3,965)	$8,291,800
Total investment income	$8,291,800

Expenses
Investment adviser fee	$4,747,615
Trustees’ fees and expenses	23,854
Custodian fee	125,173
Transfer and dividend disbursing agent fees	8,890
Legal and accounting services	29,346
Printing and postage	143,642
Miscellaneous	42,320
Total expenses	$5,120,840
Deduct —
Reduction of custodian fee	$379
Total expense reductions	$379

Net expenses	$5,120,461

Net investment income	$3,171,339

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$21,575,483
Written options	14,109,009
Foreign currency transactions	(89)
Net realized gain	$35,684,403
Change in unrealized appreciation (depreciation) —
Investments	$10,951,123
Written options	874,343
Foreign currency	85
Net change in unrealized appreciation (depreciation)	$11,825,551

Net realized and unrealized gain	$47,509,954

Net increase in net assets from operations	$50,681,293

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
From operations —
Net investment income	$3,171,339	$7,009,861
Net realized gain from investment transactions, written options and foreign currency transactions	35,684,403	31,691,174
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	11,825,551	45,968,265
Net increase in net assets from operations	$50,681,293	$84,669,300
Distributions to shareholders —
From net investment income	$(42,354,857)*	$(6,966,380)
From net realized gain	—	(13,676,324)
Tax return of capital	—	(63,979,508)
Total distributions	$(42,354,857)	$(84,622,212)
Capital share transactions —
Reinvestment of distributions	$480,992	$1,265,636
Net increase in net assets from capital share transactions	$480,992	$1,265,636

Net increase in net assets	$8,807,428	$1,312,724

Net Assets
At beginning of period	$945,199,809	$943,887,085
At end of period	$954,007,237	$945,199,809

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(39,086,276)	$97,242

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Financial Highlights

	Six Months Ended June 30, 2015 (Unaudited)		Year Ended December 31,
			2014	2013	2012	2011	2010
Net asset value — Beginning of period	$14.840		$14.840	$13.770	$13.650	$14.160	$14.510

Income (Loss) From Operations
Net investment income(1)	$0.050		$0.110	$0.128	$0.131	$0.094	$0.087
Net realized and unrealized gain	0.745		1.220	2.272	1.313	0.725	1.095

Total income from operations	$0.795		$1.330	$2.400	$1.444	$0.819	$1.182

Less Distributions
From net investment income	$(0.665	)*	$(0.110)	$(0.126)	$(0.129)	$(0.094)	$(0.086)
From net realized gain	—		(0.215)	—	—	(0.202)	(0.033)
Tax return of capital	—		(1.005)	(1.204)	(1.200)	(1.033)	(1.413)

Total distributions	$(0.665)		$(1.330)	$(1.330)	$(1.329)	$(1.329)	$(1.532)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$—		$—	$—	$0.005	$—	$—

Net asset value — End of period	$14.970		$14.840	$14.840	$13.770	$13.650	$14.160

Market value — End of period	$14.830		$14.060	$14.010	$12.500	$11.720	$13.080

Total Investment Return on Net Asset Value(2)	5.47	%(3)	9.51%	19.08%	11.77%	7.48%	9.22%

Total Investment Return on Market Value(2)	10.28	%(3)	9.91%	23.84%	18.17%	(0.10)%	(2.73)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$954,007		$945,200	$943,887	$876,152	$871,184	$903,641
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.08	%(5)	1.09%	1.09%	1.09%	1.09%	1.07%
Net investment income	0.67	%(5)	0.74%	0.90%	0.92%	0.68%	0.62%
Portfolio Turnover	2	%(3)	2%	2%	5%	20%	11%

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Not annualized.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

14

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Notes to Financial Statements (Unaudited) — continued

trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2015 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2015, the amount of distributions estimated to be a tax return of capital was approximately $10,560,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

At December 31, 2014, the Fund had a net capital loss of $2,898,919 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2015.

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$371,549,344

Gross unrealized appreciation	$582,196,982
Gross unrealized depreciation	(874,440)

Net unrealized appreciation	$581,322,542

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2015, the Fund’s investment adviser fee amounted to $4,747,615. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms

15

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Notes to Financial Statements (Unaudited) — continued

of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $20,369,035 and $45,438,747, respectively, for the six months ended June 30, 2015.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended June 30, 2015 and the year ended December 31, 2014 were 31,987 and 85,039, respectively.

On September 30, 2013, the Board of Trustees of the Fund approved the continuation of the Fund’s share repurchase program that has been in effect since August 6, 2012. Pursuant to the terms of the reauthorization of the program, the Fund may repurchase up to 10% of its common shares outstanding as of September 30, 2013 in open market transactions at a discount to net asset value (NAV). The terms of the reauthorization increased the number of shares available for repurchase. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended June 30, 2015 and the year ended December 31, 2014.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at June 30, 2015 is included in the Portfolio of Investments.

Written options activity for the six months ended June 30, 2015 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	3,430	$6,728,713
Options written	22,350	40,300,313
Options terminated in closing purchase transactions	(9,180)	(19,231,063)
Options expired	(13,185)	(22,092,957)

Outstanding, end of period	3,415	$5,705,006

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(822,425	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

16

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$14,109,009	(1)	$874,343	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$952,871,886 *	$—	$—	$952,871,886

Total Investments	$952,871,886	$—	$—	$952,871,886

Liability Description

Call Options Written	$(822,425)	$—	$—	$(822,425)

Total	$(822,425)	$—	$—	$(822,425)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2014 whose fair value was determined using Level 3 inputs. At June 30, 2015, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

17

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 23, 2015. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr. and Cynthia E. Frost as Class I Trustees of the Fund for a three-year term expiring in 2018.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	56,319,981	913,192
Thomas E. Faust Jr.	56,305,273	927,900
Cynthia E. Frost	56,272,629	960,544

18

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

19

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Portfolio Associates LLC (the “Sub-adviser”), an affiliate of the Adviser, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategy. In particular, the Board considered, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on one or more U.S. indices. The Board considered that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

20

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

21

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

June 30, 2015

Officers and Trustees

Officers of Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Michael A. Allison

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Helen Frame Peters

Susan J. Sutherland**

Harriett Tee Taggart

*	Interested Trustee

**	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2015, Fund records indicate that there are 27 registered shareholders and approximately 35,663 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETV.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

23

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7745    6.30.15

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.

Michael A. Allison and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Allison is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Allison has been an EVM portfolio manager since 2006, is a member of EVM’s Equity Strategy Committee and is a Vice President of EVM.

Thomas Seto is the Parametric portfolio manager responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Seto is the Head of Investment Management at Parametric’s Seattle Investment Center and has been an EVM portfolio manager since 2007.

The following table shows, as of June 30, 2015, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison

Registered Investment Companies	14	$24,982.7		0	$0
Other Pooled Investment Vehicles	14	$10,133.9	(1)	0	$0
Other Accounts	0	$0		0	$0

Thomas C. Seto

Registered Investment Companies	24	$17,444.0	(2)	0	$0
Other Pooled Investment Vehicles	9	$4,230.8		0	$0
Other Accounts	10,940	$51,256.4	(3)	2	$1,151.3

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(3)	For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of June 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Michael A. Allison	None
Thomas C. Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC nonvoting common stock, restricted shares of EVC nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after fiscal year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses available overall are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date:	August 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 12, 2015

By:	/s/ Michael A. Allison
Michael A. Allison
President

Date:	August 12, 2015